SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL

INFORMATION OF EACH OF THE LISTED FUNDS:

DBX ETF TRUST

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

Deutsche X-trackers MSCI Germany Hedged Equity ETF

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Deutsche X-trackers MSCI Japan Hedged Equity ETF

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

Deutsche X-trackers MSCI Europe Hedged Equity ETF

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

Deutsche X-trackers MSCI South Korea Hedged Equity ETF

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

Deutsche X-trackers MSCI EMU Hedged Equity ETF

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

Deutsche X-trackers MSCI All China Equity ETF

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

Deutsche X-trackers Regulated Utilities Index ETF

Deutsche X-trackers Municipal Infrastructure Revenue ETF

Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF

Deutsche X-trackers Emerging Markets Bond - Interest Rate Hedged ETF

Deutsche X-trackers High Yield Corporate Bond - Interest Rate Hedged ETF

Deutsche X-trackers Investment Grade Bond - Interest Rate Hedged ETF

Deutsche X-trackers Dow Jones International Real Estate Hedged ETF

Deutsche X-trackers S&P Global Infrastructure Hedged ETF

DB-X EXCHANGE TRADED FUNDS INC.

Deutsche X-trackers 2010 Target Date ETF

Deutsche X-trackers 2020 Target Date ETF

Deutsche X-trackers 2030 Target Date ETF

Deutsche X-trackers 2040 Target Date ETF

Deutsche X-trackers In-Target Date ETF

The recent settlements involving Deutsche Bank AG and DB Group Services (UK) Ltd. (described below) (the “Settlements”) do not involve the Funds or DBX Advisors LLC, DBX Strategic Advisors, Deutsche Investment Management Americas Inc., Harvest Global Investments Limited or their advisory affiliates (the “DB Service Providers”). The DB Service Providers have informed the Funds that, subject to the receipt of a permanent exemptive order (described below), the DB Service Providers believe the Settlements will not have any material impact on the Funds or on the ability of the DB Service Providers to perform services for the Funds.

DBX Advisors LLC or DBX Strategic Advisors LLC (the “Advisors”), each with headquarters at 345 Park Avenue, New York, NY 10154, are the investment advisors for the Funds. The Advisors are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Investment Management Americas Inc., an indirect wholly owned subsidiary of Deutsche Bank AG, located at 345 Park Avenue, New York, NY 10154, or Harvest Global Investments Limited, an affliliate of Deutsche Bank AG, located at 31/F One Exchange Square, S Connaught Place, Central, Hong Kong, are sub-advisers to certain Funds.

On April 23, 2015, Deutsche Bank AG announced that it had reached an agreement with the United States Department of Justice to resolve an investigation concerning claims that its indirect wholly owned subsidiary, DB Group Services (UK) Ltd., entered a plea of guilty to one count of wire fraud in the U.S. District Court for the District of Connecticut (the “District Court”) in violation of federal law related to the conduct (the “Conduct”) described in the Plea Agreement and agreed (i) to work with Deutsche Bank AG in fulfilling the obligations described in the undertakings given by Deutsche Bank AG in connection with resolving investigations by certain other U.S. and non-U.S. regulatory agencies that have addressed the Conduct; (ii) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice in a manner consistent with applicable law and regulations; and (iii) to pay a fine of $150 million. The DB Service Providers and DB Group Services (UK) Ltd. expect that the District Court will enter a judgment against DB Group Services (UK) Ltd. that will require remedies that are materially the same as those set forth in the Plea Agreement.

The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Deutsche Bank AG or its affiliates, including the Service Providers

In addition, Deutsche Bank AG entered into a deferred prosecution agreement (the “Deferred Prosecution Agreement”) with the Department of Justice on April 23, 2015 relating to submissions of London Interbank Offered Rate for U.S. Dollar and certain other benchmark interest rates. In the Deferred Prosecution Agreement, Deutsche Bank AG has agreed, among other things, (i) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice until the conclusion of all investigations and prosecutions arising out of the conduct described in the Deferred Prosecution Agreement; (ii) to retain an independent compliance monitor for three years, subject to extension or, at the sole discretion of the Department of Justice, early termination, to be selected by the Department of Justice from among qualified candidates proposed by Deutsche Bank AG; (iii) to further strengthen its internal controls as recommended by the monitor as well as required by certain other U.S. and non-U.S. regulatory agencies that have addressed the misconduct described in the Deferred Prosecution Agreement; and (iii) to the payment of $625 million. Deutsche Bank AG has also agreed to settlement agreements with other U.S. and foreign regulators relating to these matters.

As a result of the Plea Agreement, absent an order from the Securities and Exchange Commission (the “SEC”), the Service Providers and their affiliates would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit the Service Providers and its affiliates to provide investment advisory and underwriting services to registered investment companies. The Advisor and its affiliates have submitted an application for a permanent order; however, there is no assurance that the SEC will grant a permanent order.

Please Retain This Supplement for Future Reference